UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2010

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672

(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 19, 2010, the Company issued a press release announcing that its motion to dismiss the securities class action lawsuit filed by the City of Roseville Employees’ Retirement System in the United States District Court for the District of Delaware had been granted. The amended complaint filed against the Company and certain current and senior officers was dismissed with prejudice. Plaintiffs have a right to seek an appeal. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release of Horizon Lines, Inc. dated May 19, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)
Date: May 19, 2010	By:	/s/ Michael T. Avara
Michael T. Avara
Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Press Release of Horizon Lines, Inc. May 19, 2010.